AXPSM Cash
Management
Fund
ROSPECTUS
Sept. 29, 1999

American
Express(R)
Funds

AXP Cash Management Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Please note that this Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o is not guaranteed to achieve its goal Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERICAN
EXPRESS (logo)

Table of Contents

TAKE A CLOSER LOOK AT:
The Fund                               3p
Goal                                   3p
Investment Strategy                    3p
Risks                                  5p
Past Performance                       7p
Fees and Expenses                      8p
Management                             9p
Buying and Selling Shares              9p
Valuing Fund Shares                    9p
Investment Options                    10p
Purchasing Shares                     11p
Transactions Through Third Parties
Exchanging/Selling Shares             16p
Distributions and Taxes               22p
Financial Highlights                  28p

FUND INFORMATION KEY

Goal and Investment Strategy
The Fund's particular investment goal and the strategies it intends to use in pursuing its goal.

Risks
The major risk factors associated with the Fund.

Fees and Expenses
The overall costs incurred by an investor in the Fund, including sales charges and annual expenses.

Management
The individual or group designated by the investment manager to handle the Fund's day-to-day management.

Financial Highlights
Tables showing the Fund's financial performance.

The Fund

GOAL
AXP Cash Management Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, the Fund cannot guarantee this goal.

INVESTMENT STRATEGY The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper. The Fund may invest more than 25% of its total assets in U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

The selection of short-term debt obligations is the primary decision in building the investment portfolio. The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:

o    limits its average portfolio maturity to ninety days or less;

o    buys obligations with remaining maturities of 397 days or less; and

o buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's goal,  American Express Financial  Corporation  (AEFC),
the  Fund's   investment   manager,   chooses   investments  by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

-- the issuer's credit rating declines or AEFC expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),

--   political, economic, or other events could affect the issuer's performance,

--   AEFC identifies a more attractive opportunity, and

-- the issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

Please remember that with any mutual fund investment you may lose money. Although the Fund's share price has remained constant in the past, THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. An investment in the Fund is not insured or guaranteed by the U.S. government. Principal risks associated with an investment in the Fund include:

   Credit Risk
   Foreign Risk
   Interest Rate Risk
   Market Risk
   Sector/Concentration Risk

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

Foreign Risk
The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk). For example, if the Fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing how the Fund's performance has varied for each full calendar year shown.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
 Class A Performance (based on calendar years)

-------------------------------------------------------------------------------
+8.77%  +7.73%  +5.52%  +2.91%   +2.28%  +3.43%  +5.45%  +4.96%  +5.18%   +5.14%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1989    1990    1991    1992     1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +2.28% (quarter ending June 1989) and the lowest return for a calendar quarter was +0.54% (quarter ending September 1993).

The Fund's year to date return as of June 30, 1999 was +2.28%.

Average  Annual Total  Returns (for the  calendar  year periods  ending Dec. 31,
1998)

                        1 year          5 years           10 years       Since inception
---------------------------------------------------------------------------------------------------------------------------
 Cash Management:
---------------------------------------------------------------------------------------------------------------------------
   Class A              +5.14%             +4.83%          +5.12%               --%
   Class B              +0.36%                --%             --%            +3.77%a
---------------------------------------------------------------------------------------------------------------------------
   Class Y              +5.14%                --%             --%            +5.25%a

a Inception date was March 20, 1995.

This table shows total returns from hypothetical investments in shares of the Fund.

For purposes of this calculation we assumed:

o    no sales charge for Class A and Class Y shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o conversion of Class B shares to Class A shares in the ninth calendar years of ownership, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Yield Information
For current 7-day yield information, call 1-800-862-7919, select option #2.

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
 Shareholder Fees (fees paid directly from your investment)
                                                                 Class A           Class B           Class Y
Maximum sales charge (load) imposed on purchasesa
--------------------------------------------------------------------------------
(as a percentage of offering price)                              none              none              none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)          none              5%                none


---------------------------------------------------------------------------------------------------------------------------
 Annual Fund operating  expensesb  (expenses that are deducted
from Fund assets) As a percentage of average daily net assets:   Class A           Class B           Class Y
---------------------------------------------------------------------------------------------------------------------------
 Management fees                                                 0.31%             0.31%             0.31%
 Distribution (12b-1) fees                                       0.00%             0.75%             0.00%
---------------------------------------------------------------------------------------------------------------------------
 Other expensesc                                                 0.31%             0.32%             0.29%
---------------------------------------------------------------------------------------------------------------------------
 Total                                                           0.62%             1.38%             0.60%

a This charge may be reduced  depending  on your total  investments  in American
  Express mutual funds.  See "Sales Charges."
b Expenses for Class A, Class B and Class Y are based on actual  expenses  for the last  fiscal  year,  restated  to reflect current  fees.
c Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                        1 year           3 years           5 years          10 years
---------------------------------------------------------------------------------------------------------------------------
 Class A                $  63              $199              $346           $  778
---------------------------------------------------------------------------------------------------------------------------
 Class Ba                $641              $837              $956           $1,453c
---------------------------------------------------------------------------------------------------------------------------
 Class Bb                $141              $437              $756           $1,453c
---------------------------------------------------------------------------------------------------------------------------
 Class Y                $  61              $192              $335           $  753

a Assumes you sold your Class B shares at the end of the period and incurred the applicable  CDSC.
b Assumes  you did not sell your Class B shares at the end of the  period.
c Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT
Terry Fettig, senior portfolio manager, joined AEFC in 1986. He has managed this Fund since April 1993. He also serves as portfolio manager of AXP Intermediate Tax-Exempt Fund, AXP Tax-Free Money Fund, AXP Variable Portfolio -- Cash Management Fund and IDS Life Series Fund, Money Market Portfolio.

Buying and Selling Shares

VALUING FUND SHARES
The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Standard Time (CST), each business day (any day the New York Stock Exchange is open).

The Fund's investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the Fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

INVESTMENT OPTIONS

New investments must be made in Class A shares of the Fund. The Fund offers Class B and Class Y shares only to facilitate exchanges between classes of these shares in other American Express mutual funds. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below.

--------------------------------------------------------------------------------
 Investment options summary:

Class A               No initial sales charge

                      No annual distribution fee
-------------------------------------------------------------------------------

Class B               No initial sales charge

                      CDSC on shares sold in the first six years (maximum of 5% in first year, reduced to 0% after year six)

                      CDSC waived in certain circumstances

                      Shares convert to Class A in ninth year of ownership

                      Annual distribution fee of 0.75% of average daily net assets*

                      Higher annual expenses than Class A shares
--------------------------------------------------------------------------------

Class Y               No initial sales charge

                      No annual distribution fee

                      Available only to certain qualifying institutional
                      investors
--------------------------------------------------------------------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution fees for the sale of Class B shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

PURCHASING SHARES

To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Your application will be accepted only when federal funds (funds of the Federal Reserve System) are available to the Fund, normally within three days of receipt of your application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding if the IRS requires us to do so because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer Identification number of:

Individual or joint account             The individual or one of the individuals listed on the joint account
---------------------------------------------------------------------------------------------------------------------------

Custodian account of a minor            The minor
(Uniform Gifts/Transfers to Minors Act)

---------------------------------------------------------------------------------------------------------------------------
A revocable living trust                The grantor-trustee (the person who puts the money into the trust)

---------------------------------------------------------------------------------------------------------------------------

An irrevocable trust, pension trust or estate The legal entity (not the personal representative or trustee, unless no legal entity is designated in the account title)

---------------------------------------------------------------------------------------------------------------------------

Sole proprietorship                     The owner
---------------------------------------------------------------------------------------------------------------------------

Partnership                             The partnership
---------------------------------------------------------------------------------------------------------------------------

Corporate                               The corporation

Association, club or tax-exempt
organization                            The organization
---------------------------------------------------------------------------------------------------------------------------

For details on TIN requirements, consult your financial advisor to obtain a copy
of  federal  Form  W-9,   "Request  for  Taxpayer   Identification   Number  and
Certification."

Three ways to invest

--------------------------------------------------------------------------------
 1 By mail:
Once your account has been established, send your check with the account number on it to:

American Express Funds
P.O. Box 74
Minneapolis, MN 55440-0074

Minimum amounts
Initial investment:        $2,000

Additional investments:    $100

Account balances:          $1,000

If your account balance falls below $1,000, you will be asked to increase it to $1,000 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $2,000

Additional investments:    $100/each payment

Account balances:          $1,000 (on active plans with monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

--------------------------------------------------------------------------------
3 By wire or electronic funds transfer: If you have an established account, you may wire money to:

Norwest Bank Minnesota
Routing Transit No. 091000019
Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please remember that you need to provide all 10 digits.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment: $1,000

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401 (k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. When authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate prospectus.

Class B -- contingent deferred sales charge (CDSC) alternative

A CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

           If the sale is made during the:      The CDSC percentage rate is:
--------------------------------------------------------------------------------
                      First year                             5%
                      Second year                            4%
                      Third year                             4%
                      Fourth year                            3%
                      Fifth year                             2%
                      Sixth year                             1%
--------------------------------------------------------------------------------
                      Seventh year                           0%

If the amount you are selling causes the value of your investment in Class B shares to fall below the cost of the shares you have purchased during the last six years including the current year, the CDSC is based on the lower of the cost of those shares purchased or market value.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC rate on your sale will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

The CDSC on Class B shares will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

--   at least 59 1/2 years old AND

-- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

--   selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges New investments of Class A shares may be exchanged for either Class A or Class B shares of any other publicly offered American Express mutual fund, except that exchanges into AXP Tax-Free Money Fund must be made from Class A shares. If you exchange shares from this Fund to another American Express mutual fund, any further exchanges must be between shares of the same class. For example, you may not exchange from Class B shares of another American Express mutual fund into Class A shares of this Fund. Exchange rules are illustrated in the following tables:

Exchanges:
FROM                                  TO
-------------------------------------------------------------------------------
AXP Cash
Management               Other American Express mutual funds*
                           Class A          Class B
-------------------------------------------------------------------------------
Class A                      Yes              Yes
Class B                      No               Yes


Exchanges:
FROM                                  TO
-------------------------------------------------------------------------------
Other
American Express           AXP Cash Management Fund
mutual funds*              Class A          Class B
-------------------------------------------------------------------------------
Class A                      Yes              No
Class B                      No               Yes

*AXP Tax-Free Money Fund has only a single class. Therefore, exchanges into AXP Tax-Free Money Fund must be made from Class A shares.

Note: Exchanges from Class A to Class B are not permitted within AXP Cash Management Fund.

If your initial investment was in this Fund, and you exchange into a non-money market fund, you will pay an initial sales charge if you exchange into Class A and be subject to a CDSC if you exchange into Class B. If your initial investment was in Class A shares of a non-money market fund and you exchange shares into this Fund, you may exchange that amount, including dividends earned on that amount, without paying a sales charge. For complete information on the other funds, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (1 1/2 round trips) within any 30-day period. These limits do not apply to certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o Except as otherwise noted, exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Selling Shares You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale of Class B shares and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Three ways to request an exchange or sale of shares

--------------------------------------------------------------------------------
 1 By letter:

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o your TIN, o the dollar amount or number of shares you want to exchange or sell,

o    signature(s) of all registered account owners,

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular mail:
American Express Client Service Corporation
Attn: Transactions
P.O. Box 534
Minneapolis, MN 55440-0534

Express mail:
American Express Client Service Corporation
Attn: Transactions
733 Marquette Ave.
Minneapolis, MN 55402

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
800-437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests. o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount: $100  Maximum sale amount: $50,000

--------------------------------------------------------------------------------
3 By draft:

For Class A only, free drafts are available and can be used just like a check to withdraw $100 or more from your account. The shares in your account earn dividends until they are redeemed by the Fund to cover your drafts.

Most accounts will automatically receive free drafts. However, to receive drafts on qualified or custodial business accounts, you must contact AECSC. A request form will be supplied and must be signed by each registered owner. Your draft writing privilege may be modified or discontinued at any time. Drafts are not available for accounts set up in a brokerage account.

Minimum amount
Redemption:                $100

Three ways to receive payment when you sell shares

--------------------------------------------------------------------------------
1 By regular or express mail:

o    Mailed to the address on record.

o Payable to names listed on the account. NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

--------------------------------------------------------------------------------
2 By wire or electronic funds transfer:

o    Minimum wire: $1,000.

o    Request that money be wired to your bank.

o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

--------------------------------------------------------------------------------
3 By scheduled payout plan: o Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes
As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions be paid monthly in cash, or

o you direct the Fund to invest your distributions monthly in any publicly offered American Express mutual fund for which you have previously opened an account. Your purchases may be subject to a sales charge.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

YEAR 2000
The Fund could be adversely affected if the computer systems used by AEFC and the Fund's other service providers do not properly process and calculate date-related information from and after Jan. 1, 2000. While Year 2000-related computer problems could have a negative effect on the Fund, AEFC is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps.

The companies, governments or international markets in which the Fund invests also may be adversely affected by Year 2000 issues. To the extent a portfolio holding is adversely affected by a Year 2000 processing issue, the Fund's return could be adversely affected.

INVESTMENT MANAGER

The investment manager of the Fund is AEFC, located at IDS Tower 10, Minneapolis, MN 55440-0010. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.27% of its average daily net assets. Under the agreement the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY, 10285.

Financial Highlights


Fiscal period ended July 31,

---------------------------------------------------------------------------------------------------------------------------
 Per share income and capital changesa
---------------------------------------------------------------------------------------------------------------------------
                                                        Class A

                                       1999      1998      1997       1996       1995

Net asset value, beginning of period   $1.00     $1.00     $1.00      $1.00      $1.00
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)             .05       .05       .05        .05        .05
---------------------------------------------------------------------------------------------------------------------------

Less distributions:

Dividends from net investment income    (.05)     (.05)     (.05)      (.05)      (.05)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period         $1.00     $1.00     $1.00      $1.00      $1.00

---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period
(in millions)                          $5,032    $3,926    $3,094     $2,335     $1,707
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net
assetsb                                  .57%       .56%      .58%       .63%      .73%

Ratio of net investment income (loss)
---------------------------------------------------------------------------------------------------------------------------

to average daily net assets             4.65%     5.15%     4.96%      4.97%      4.99%

Total return                            4.71%     5.34%     5.06%      5.12%      5.02%
---------------------------------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


Fiscal period ended July 31,
---------------------------------------------------------------------------------------------------------------------------
 Per share income and capital changesa

                                               Class B                              Class Y

                                   1999  1998   1997   1996  1995b     1999   1998   1997  1996   1995b

Net asset value,
beginning of period               $1.00 $1.00  $1.00  $1.00 $1.00     $1.00  $1.00  $1.00 $1.00  $1.00
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment
income (loss)                       .04   .04    .04    .04   .02       .05    .05    .05   .05    .02
---------------------------------------------------------------------------------------------------------------------------

Less distributions:

Dividends from net
investment income                  (.04) (.04)  (.04)  (.04) (.02)     (.05)  (.05)  (.05) (.05)  (.02)

---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $1.00 $1.00  $1.00  $1.00 $1.00     $1.00  $1.00  $1.00 $1.00  $1.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of
period (in millions)               $192  $98    $147   $273   $98      $124    $72    $62   $57    $86
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses
to average daily
net assetsd                       1.32% 1.32%  1.34%  1.38%  1.41%c     .56%   .56%   .58%  .62%   .65%c
---------------------------------------------------------------------------------------------------------------------------

Ratio of net investment
income (loss) to average
daily net assets                  3.88% 4.38%  4.14%  4.15% 4.73%c     4.64%  5.16%  4.96% 4.97%  5.53%c
---------------------------------------------------------------------------------------------------------------------------

Total return                      3.94% 4.53%  4.27%  4.33% 2.00%      4.72%  5.33%  5.06% 5.11%  2.31%
---------------------------------------------------------------------------------------------------------------------------

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was March 20, 1995.
c Adjusted to an annual basis.
d Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

American
Express(R)
Funds

This Fund, along with the other American Express funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized borker-dealers or third parties. The Fund can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report contact your selling agent or American Express Client Service Corporation.

American Express Client Service Corporation
P.O. Box 534, Minneapolis, MN 55440-0534
800-862-7919 TTY: 800-846-4852
Web site address:
http://www.americanexpress.com/advisors

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-800-SEC-0330). Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained by writing and paying a duplicating fee to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company Act File #811-2591

TICKER SYMBOL
Class A: IDSXX     Class B: N/A     Class Y: IDYXX

AMERICAN
EXPRESS (logo)
S-6320-99 N (9/99)

                                     AXPSM MONEY MARKET SERIES, INC.

                                   STATEMENT OF ADDITIONAL INFORMATION

                                                   FOR

                                  AXPSM CASH MANAGEMENT FUND (the Fund)

                                              Sept. 29, 1999

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534 or by calling 800-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                            TABLE OF CONTENTS


Mutual Fund Checklist............................................p.  3

Fundamental Investment Policies..................................p.  5

Investment Strategies and Types of Investments...................p.  6

Information Regarding Risks and Investment Strategies............p.  7

Security Transactions............................................p. 16

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation...........................p. 18

Performance Information..........................................p. 18

Valuing Fund Shares..............................................p. 20

Investing in the Fund............................................p. 20

Selling Shares...................................................p. 21

Pay-out Plans....................................................p. 22

Taxes............................................................p. 23

Agreements.......................................................p. 24

Organizational Information.......................................p. 27

Board Members and Officers.......................................p. 29

Compensation for Board Members...................................p. 32

Independent Auditors.............................................p. 32

Appendix:  Description of Money Market Securities................p. 33

MUTUAL FUND CHECKLIST
--------------------------------------------------------------------------------

                    |X|
                              Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.
                    |X|
                              Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.
                    |X|
                              A higher rate of return typically involves a higher risk of loss.
                    |X|
                              Past performance is not a reliable indicator of future performance.
                    |X|
                              ALL mutual funds have costs that lower investment return.
                    |X|
                              You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or
                              insurance   agents.   If  you  buy  through  these
                              financial professionals, you generally will pay a sales charge.
                    |X|
                              Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

-------------------------------------------------------------
Regular           Market Price        Shares
Investment        of a Share          Acquired
-------------------------------------------------------------
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)
The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.

o    Buy on margin, sell short or deal in options to buy or sell securities.

o Buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o    Purchase  common  stocks,   preferred   stocks,   warrants,   other  equity
     securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It also lists certain percentage guidelines that are generally followed by the Fund's investment manager. This table is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

------------------------------------------------------------------------ ------------------------------------
Investment strategies & types of investments:                                 AXP Cash Management Fund
                                                                               Allowable for the Fund?
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Agency and Government Securities                                                         yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Borrowing                                                                                yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Cash/Money Market Instruments                                                            yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Commercial Paper                                                                         yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Debt Obligations                                                                         yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------

Foreign Investments                                                                      yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------

Illiquid and Restricted Securities                                                       yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Lending of Portfolio Securities                                                          yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Mortgage- and Asset-Backed Securities                                                    yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Repurchase Agreements                                                                    yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Reverse Repurchase Agreements                                                            yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Sovereign Debt                                                                           yes
------------------------------------------------------------------------ ------------------------------------
------------------------------------------------------------------------ ------------------------------------
Variable- or Floating-Rate Securities                                                    yes
------------------------------------------------------------------------ ------------------------------------

The following are guidelines that may be changed by the board at any time:

o The Fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that is might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

o    The Fund may  invest  in  commercial  paper  rated  in the  highest  rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the board to be of comparable quality. The Fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

o Depending on market conditions and the availability of other securities, the Fund may invest more than 25% of its total assets in U.S. Banks, U.S. branches of foreign banks and U.S. government securities.

o    The Fund may invest up to 35% of its total assets in foreign investments.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest their income or principal at the same rate as it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of money market securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable rating as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Foreign Investments

Investments in foreign banks and branches of domestic banks outside the United States involve certain risks. Domestic banks are required to maintain specified levels of reserves, are limited in the amounts they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. Not all of these laws and regulations apply to the foreign branches of domestic banks. Domestic bank regulations do not apply to foreign banks. Eurodollar CDs and non-U.S. fixed-time deposits may be subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of foreign deposits, penalties for early withdrawal of time deposits, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

SECURITY TRANSACTIONS
--------------------------------------------------------------------------------

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

The Fund paid total brokerage commissions of $0 for fiscal year ended July 31 , 1999, $0 for fiscal year 1998, and $0 for fiscal year 1997. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                        Value of Securities
                    Name of Issuer                  owned at End of Fiscal Year
                    --------------                  ---------------------------
                   Bank of America                          $29,764,876
                   Bear Stearns                             207,741,542
                   Fleet Funding                            127,366,619
                   Goldman Sachs Group                      187,351,389
                   Merrill Lynch                             30,000,000
                   Morgan Guaranty                           29,999,999
                   Morgan Stanley                            19,946,444
                   Salomon Smith Barney                     131,263,291

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION
--------------------------------------------------------------------------------

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                                 ERV - P
                                                    P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

Annualized yield

The Fund calculates annualized simple and compound yields for a class based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and multiplying that return by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gains or losses.

The Fund calculates its compound yield according to the following formula:

        Compound Yield = (return for seven-day period + 1) x (365/7) - 1

The Fund's simple annualized yield was 4.56% for Class A, 3.81% for Class B and 4.57% for Class Y and its compound yield was 4.66% for Class A, 3.88% for Class B and 4.68 for Class Y on July 30, 1999, the last day of the Fund's fiscal year.

Yield, or rate of return, on Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider the Fund's investment policies, including the types of investments permitted.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

VALUING FUND SHARES
--------------------------------------------------------------------------------

All of the securities in the Fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses.

The board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the Fund's securities by the board, at intervals deemed appropriate by it, to determine whether the Fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears and if it exceeds 0.5% it must determine what action, if any, needs to be taken. If the board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such persons, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than he would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

The minimum purchase for directors, officers and employees of the Fund or AEFC and AEFC financial advisors is $1,000 for the Fund (except payroll deduction plans), with a minimum additional purchase of $25.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund, may be used to automatically purchase shares in the same class of the Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund reserves the right to reject any business, in its sole discretion.

SELLING SHARES
--------------------------------------------------------------------------------

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS
--------------------------------------------------------------------------------

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES
--------------------------------------------------------------------------------

If you buy shares in the Fund and then exchange shares, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares is treated as if it applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, none of the Fund's net investment income dividends qualified for the corporate deduction.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, such dividend shall be included in gross income by the Fund as of the later of (1) the date such share became ex-dividend or (2) the date the Fund acquired such share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $1.00                  0.360%
Next         0.50                  0.343
Next         0.50                  0.325
Next         0.50                  0.308
Next         1.00                  0.290
Next         3.00                  0.270
Over         6.50                  0.250

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.306% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $12,747,131 for fiscal year 1999, $9,928,579 for fiscal year 1998, and $8,354,016 for fiscal year 1997.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $2,071,446 for fiscal year 1999, ($367,393) for fiscal year 1998, and $1,045,237 for fiscal year 1997.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate
(billions)                   each asset level
---------                    ----------------
First       $1.00                  0.030%
Next         0.50                  0.027
Next         0.50                  0.025
Next         0.50                  0.022
Over         2.50                  0.020

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.023% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,174,621 for fiscal year 1999, $942,396 for fiscal year 1998, and $799,667 for fiscal year 1997.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class and dividing by the number of days in the year. The rate for Class A is $24.00 per year, for Class B is $25.00 per year and for Class Y is $22.00 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

AEFA is the Fund's principal underwriter (distributor). The Fund's shares are offered on a continuous basis.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y Shares, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class B shares, to help defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class B shares.

Expenses covered under the Plan include sales commissions, business, employee and financial advisor expenses charged to distribution of Class B shares; and overhead appropriately allocated to the sale of Class B shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, under the agreement, the Fund paid fees of $1,163,215. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

ORGANIZATIONAL INFORMATION
-------------------------------------------------------------------------------

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

In addition to managing assets of more than $90 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the end of the most recent fiscal year were more than $220 billion.

AEFA serves individuals and businesses through its nationwide network of more than 180 offices and 9,300 advisors.


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*
                                             Date of            Form of         State of     Fiscal
Fund                                      Organization        Organization    Organization  Year End  Diversified
AXP Bond Fund, Inc.                    6/27/74, 6/31/86***    Corporation        NV/MN        8/31       Yes
AXP Discovery Fund, Inc.               4/29/81, 6/13/86***    Corporation        NV/MN        7/31       Yes
AXP Equity Select Fund, Inc.**         3/18/57, 6/13/86***    Corporation        NV/MN       11/30       Yes
AXP Extra Income Fund, Inc.                  8/17/83          Corporation          MN         5/31       Yes
AXP Federal Income Fund, Inc.                3/12/85          Corporation          MN         5/31       Yes
AXP Global Series, Inc.                     10/28/88          Corporation          MN        10/31
   AXP Emerging Markets Fund                                                                             Yes
   AXP Global Balanced Fund                                                                              Yes
   AXP Global Bond Fund                                                                                   No
   AXP Global Growth Fund                                                                                Yes
   AXP Innovations Fund                                                                                  Yes
AXP Growth Series, Inc.                5/21/70, 6/13/86***    Corporation        NV/MN        7/31
   AXP Growth Fund                                                                                       Yes
   AXP Research Opportunities Fund                                                                       Yes
AXP High Yield Tax-Exempt Fund, Inc.        12/21/78,         Corporation        NV/MN       11/30       Yes
                                           6/13/86***
AXP International Fund, Inc.                 7/18/84          Corporation          MN        10/31       Yes
AXP Investment Series, Inc.            1/18/40, 6/13/86***    Corporation        NV/MN        9/30
   AXP Diversified Equity Income Fund                                                                    Yes
   AXP Mutual                                                                                            Yes
AXP Managed Series, Inc.                     10/9/84          Corporation          MN         9/30
   AXP Managed Allocation Fund                                                                           Yes
AXP Market Advantage Series, Inc.            8/25/89          Corporation          MN         1/31
   AXP Blue Chip Advantage Fund                                                                          Yes
   AXP Small Company Index Fund                                                                          Yes
AXP Money Market Series, Inc.          8/22/75, 6/13/86***    Corporation        NV/MN        7/31
   AXP Cash Management Fund                                                                              Yes
AXP New Dimensions Fund, Inc.          2/20/68, 6/13/86***    Corporation        NV/MN        7/31       Yes
AXP Precious Metals Fund, Inc.               10/5/84          Corporation          MN         3/31        No
AXP Progressive Fund, Inc.             4/23/68, 6/13/86***    Corporation        NV/MN        9/30       Yes
AXP Selective Fund, Inc.               2/10/45, 6/13/86***    Corporation        NV/MN        5/31       Yes
AXP Stock Fund, Inc.                   2/10/45, 6/13/86***    Corporation        NV/MN        9/30       Yes
AXP Strategy Series, Inc.                    1/24/84          Corporation          MN         3/31
   AXP Equity Value Fund**                                                                               Yes
   AXP Small Cap Advantage Fund                                                                          Yes
   AXP Strategy Aggressive Fund**                                                                        Yes
AXP Tax-Exempt Series, Inc.            9/30/76, 6/13/86***    Corporation        NV/MN       11/31
   AXP Intermediate Tax-Exempt Fund                                                                      Yes
   AXP Tax-Exempt Bond Fund                                                                              Yes
AXP Tax-Free Money Fund, Inc.          2/29/80, 6/13/86***    Corporation        NV/MN       12/31       Yes
AXP Utilities Income Fund, Inc.              3/25/88          Corporation          MN         6/30       Yes
AXP California Tax-Exempt Trust              4/7/86             Business           MA         6/30
                                                               Trust****
   AXP California Tax-Exempt Fund                                                                         No
AXP Special Tax-Exempt Series Trust          4/7/86             Business           MA         6/30
                                                               Trust****
   AXP Insured Tax-Exempt Fund                                                                           Yes
   AXP Massachusetts Tax-Exempt Fund                                                                      No
   AXP Michigan Tax-Exempt Fund                                                                           No
   AXP Minnesota Tax-Exempt Fund                                                                          No
   AXP New York Tax-Exempt Fund                                                                           No
   AXP Ohio Tax-Exempt Fund                                                                               No

* At the shareholders meeting held on June 16, 1999, shareholders of the existing funds (except for AXP Small Cap Advantage Fund) approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.

** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.

***  Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 53 American Express mutual funds.

H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.

Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, and Union Pacific Resources.

William H. Dudley'**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior adviser to the chief executive officer of AEFC.

David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones+
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).

William R. Pearce'
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, Board Services Corporation.

Alan K. Simpson+
Born in 1931
1201 Sunshine Ave.
Cody, WY

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power) and Biogen (bio-pharmaceuticals).

John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

C. Angus Wurtele+'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of investment review committee.

* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, and Mr. Thomas, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director    and    senior    vice    president-investments    of   AEFC.    Vice
president-investments for the Fund.

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

John M. Knight
Born in 1952
IDS Tower 10
Minneapolis, MN

Vice President - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS
--------------------------------------------------------------------------------

During the most recent fiscal year, the independent members of the Fund board, for attending up to 27 meetings, received the following compensation:

                                            Compensation Table

                                                                          Total cash compensation from
                                       ---------------------------------  ---------------------------------

Board member                           Aggregate                          American Express Funds and
                                       compensation from the Fund         Preferred Master Trust Group
H. Brewster Atwater, Jr.                         $3,300                                $117,900
Lynne V. Cheney                                  3,032                                   96,900
Heinz F. Hutter                                  2,975                                   98,400
Anne P. Jones                                    3,302                                  112,400
William R. Pearce                                1,067                                   34,800
Alan K. Simpson                                  3,032                                   96,900
C. Angus Wurtele                                 3,400                                  123,900

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                                APPENDIX A

                                  DESCRIPTION OF MONEY MARKET SECURITIES

The types of instruments that form the major part of the Fund's investments are described below.

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited, plus interest, on the date specified on the certificate.

Time Deposit -- A time deposit is a non-negotiable deposit in a bank for a fixed period of time.

Bankers' Acceptances -- A bankers' acceptance arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. It is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Commercial  Paper  --  Commercial  paper  is  generally   defined  as  unsecured
short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from one day to nine months.

Commercial  paper rated A by  Standard & Poor's  Corporation  has the  following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services Inc. Issuers rated Prime are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Letters of Credit -- A letter of credit is a short-term note issued in bearer form with a bank letter of credit which provides that the bank pay to the bearer the amount of the note upon presentation.

U.S. Treasury Bills -- Treasury bills are issued with maturities of any period up to one year. Three-month and six-month bills are currently offered by the Treasury on 13-week and 26-week cycles respectively and are auctioned each week by the Treasury. Treasury bills are issued in book entry form and are sold only on a discount basis, i.e., the difference between the purchase price and the maturity value constitutes interest income for the investor. If they are sold before maturity, a portion of the income received may be a short-term capital gain.

U.S.  Government  Agency  Securities  --  Federal  agency  securities  are  debt
obligations  which  principally   result  from  lending  programs  of  the  U.S.
government. Housing and agriculture have traditionally been the principal beneficiaries of Federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Repurchase Agreements -- A repurchase agreement involves the acquisition of securities by the Fund, with the concurrent agreement by a bank (or securities dealer if permitted by law or regulation), to reacquire the securities at the Fund's cost, plus interest, within a specified time. The Fund thereby receives a fixed rate of return on this investment, one that is insulated from market and rate fluctuations during the holding period. In these transactions, the securities acquired by the Fund have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian until required.

Floating rate instruments -- These instruments pay interest at a rate tied to an external interest rate. The rate changes whenever there is a change in the external interest rate.

If AEFC becomes aware that a security owned by the Fund is downgraded below the second highest rating, AEFC will either sell the security or recommend to the Fund's board why it should not be sold.